EXHIBIT 10(o)




       SIXTH AMENDMENT TO MASTER RESTRUCTURING AGREEMENT


          SIXTH AMENDMENT, dated as of November 1, 1994 (this "Amendment"), among TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (the "Company"), ESCAVADA COMPANY, an Arizona corporation ("Escavada"), GALLO WASH DEVELOPMENT COMPANY, an Arizona corporation ("Gallo Wash"), VALENCIA ENERGY COMPANY, an Arizona corporation ("Valencia"), and BARCLAYS BANK PLC, NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the banks (the "Banks") parties to the MRA referred to below.


                     W I T N E S S E T H :

          WHEREAS, the Company, Escavada, Gallo Wash, Valencia, the Banks, the Administrative Agent and the Collateral Agent are parties to the Master Restructuring Agreement, dated as of June 30, 1992 (as heretofore amended, supplemented or otherwise modified, the "Existing MRA"; and as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the "MRA"); and

          WHEREAS, the Company has requested that the Administrative Agent, on behalf of the Required Banks, amend the Existing MRA to:

          (i)       provide that certain amounts which the
     Company prepays on the Term Loan may be reborrowed, thereby converting the outstanding non-renewable Term Loans into renewable Term Loans;

          (ii) render inoperative the requirement set forth in subsection 3.4 of the Existing MRA for the Company to make mandatory prepayments of the Term Loan from Excess Cash and Extraordinary Cash;

          (iii) permit the prepayment of the Company's Indebtedness selected by the Company, in its sole discretion, for prepayment so long as, prior to or concurrently with, such prepayment the Company shall have permanently paid certain portions of the Loans, reduced the commitments to make the Loans and shall have certain levels of cash, Cash Equivalents or commitments available; and

          (iv) amend the definition of Permitted Investments to permit the acquisition by the Company of certain
     Indebtedness issued by the lessors of property leased to the Company;

          WHEREAS, the amendments set forth herein do not reduce the amount of the Term Notes or extend the maturity of any Term Notes or any installment thereof or reduce the rate or extend the time of payment of interest thereon or change the amount of any Bank's Revolving Credit Commitment and, as a result thereof, the Administrative Agent may, with the consent of the Required Banks, agree to so amend the Existing MRA;

          WHEREAS, the Administrative Agent, with the consent of the Required Banks, has agreed to so amend and waive the Existing
MRA, but only on the terms and subject to the conditions stated herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree that the Existing MRA shall be amended as follows:

          1. Defined Terms. As used in this Amendment, all capitalized terms, unless otherwise defined herein, shall have the meanings assigned thereto in the MRA.

          2. Amendments to Defined Terms. (a) The definitions of Borrowing Date, Covenant Modification Date, New Extension of Credit, Term Loans and Term Notes set forth in subsection 1.1 of the Existing MRA are deleted in their entirety and the following definitions are substituted in lieu thereof:

          "Borrowing Date": any Business Day specified in a notice pursuant to a subsection 3.3, 3A.3 or 4.3 as a date on which the Company requests the Banks to make Loans hereunder.

          "Covenant Modification Date": the first date on which each of the following events shall have occurred: (a) the Renewable Term Commitments have been terminated and the Renewable Term Loans have been paid in full, (b) the Revolving Credit Commitments have been terminated and the Revolving Credit Loans have been paid in full, and (c) the Company's senior long-term debt is at least Investment Grade.

          "New Extension of Credit": with respect to any Bank, any Revolving Credit Loan or Renewable Term Loan made by, or any issuance of or participation in the New Letter of Credit by, such Bank.

          "Term Loans": prior to the Conversion Date, the Non-renewable Term Loans, and, on and after the Conversion Date, the Renewable Term Loans.

          "Term Notes": prior to the Conversion Date, the Non-renewable Term Notes and, on and after the Conversion Date, the Renewable Term Notes.

          (b) Subsection 1.1 of the Existing MRA is further amended by adding the following terms in their appropriate alphabetical order:

          "Available Renewable Term Commitment": as to any Bank at any time, an amount equal to the excess, if any, of (a) such Bank's Renewable Term Commitment over (b) the aggregate principal amount of all Renewable Term Loans made by such Bank then outstanding.

          "Conversion Date":  the date on which the Non-renewable
     Term Loans are converted into the initial Renewable Term
     Loans, which date shall be the effective date of the Sixth
     Amendment to this Agreement.

          "Non-renewable Term Loan":  as defined in subsection
     3.1.

          "Non-renewable Term Note":  as defined in subsection
     3.2.

          "Renewable Term Commitment": as to any Bank from and after the Conversion Date, the obligation of such Bank to make Renewable Term Loans in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name under the heading "Renewable Term" on Schedule II-A.

          "Renewable Term Commitment Period": the period from and including the Conversion Date to but not including the Renewable Term Termination Date or such earlier date on which the Renewable Term Commitments shall terminate as provided herein.

          "Renewable Term Loan":  as defined in subsection 3A.1.

          "Renewable Term Note":  as defined in subsection 3A.2.

          "Renewable Term Termination Date": December 31, 1999, or such earlier date as the Renewable Term Commitments may be terminated pursuant to subsection 3A.6 hereof.

          (c) The definition of Permitted Investments set forth in subsection 1.1 of the Existing MRA is hereby amended by deleting clause (f) thereof in its entirety and inserting, in lieu thereof, the following:

               (f) Investments in Utility Assets (i) to the extent permitted by subsection 12.10 or (ii) to the extent any such Investment consists of Indebtedness issued by the lessor of any property leased to the Company or any of its Subsidiaries which Indebtedness is primarily payable from rent paid under such lease; provided, however, with respect to Investments permitted by subclause (ii) of this clause (f), the conditions of subsection 12.8(c) shall have been complied with by considering the acquisition of such Investment as the prepayment of Indebtedness in accordance with subsection 12.8(c); and provided, further, that if the aggregate principal amount of Investments permitted by subclause (ii) of this clause (f) shall exceed $50,000,000, the Company shall have prepaid in accordance with subsection 12.8(c) its First Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of all Investments permitted by this subclause (ii) of this clause (f);

          3. Amendment to Convert Outstanding Non-renewable Term Loans into Renewable Term Loans. (a) The Existing MRA is hereby amended by deleting from Section 3 thereof the words "Term Loan" and "Term Loans" every instance such words appear and inserting, in lieu thereof, in each such instance the words "Non-renewable Term Loan" or "Non-renewable Term Loans", as appropriate.

          (b)  The Existing MRA is hereby amended by adding a new
Section 3A immediately following subsection 3.5 and prior to
Section 4 as follows:




               SECTION 3A.  RENEWABLE TERM COMMITMENTS.

          3A.1 Renewable Term Commitments. (a) Subject to the terms and conditions hereof, on the Conversion Date, each Bank severally agrees to convert the Non-renewable Term Loan made by such Bank to the Company into a renewable term loan ("Renewable Term Loan") to the Company. Such conversion will be automatic upon the effectiveness of the Sixth Amendment hereto. The initial principal amount of the Renewable Term Loan made by each Bank shall be the amount set forth on Schedule II-A hereto, such amount being the amount of such Bank's then outstanding Non-renewable Term Loan. During the Renewable Term Commitment Period the Company may use the Renewable Term Commitments by borrowing, prepaying the Renewable Term Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. Subject to the terms and conditions hereof, each Bank severally agrees to make Renewable Term Loans to the Company from time to time during the Renewable Term Commitment Period in an aggregate principal amount at any time outstanding not to exceed the amount of such Bank's Renewable Term Commitment.

          (b) The Renewable Term Loans shall be Eurodollar Loans and, to the extent so required by subsections 3A.4, 5.1, 5.4 and 5.6, Reference Rate Loans.

          (c) Each Bank's Renewable Term Commitment shall be permanently reduced in twelve (12) consecutive quarterly installments, commencing March 31, 1997, each in an amount equal to such Bank's Pro Rata Share multiplied by the amounts set forth below for such installment:

                  Installment           Amount

                    1-4                 $ 8,703,000
                    5-12                 17,406,000

          3A.2 Renewable Term Notes. The Renewable Term Loans made by each Bank shall be evidenced by a promissory note of the Company, substantially in the form of Exhibit A-1 (a "Renewable Term Note"), with appropriate insertions as to payee, date and principal amount, payable to the order of such Bank and in a principal amount equal to the lesser of
     (a) the amount of the initial Renewable Term Commitment (as such amount may be reduced in accordance with the procedures established herein) of such Bank and (b) the aggregate unpaid principal amount of all Renewable Term Loans made by such Bank. Each Bank is hereby authorized to record the date, type and amount of each Renewable Term Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Renewable Term Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Each Renewable Term Note shall (x) be dated the Conversion Date, (y) be stated to mature on the Renewable Term Termination Date and
     (z) provide for the payment of interest in accordance with subsection 5.1. Unless the Conversion Date shall be an Interest Payment Date, the Type and Interest Periods of each initial Renewable Term Loan shall be the same Type and Interest Period as then in effect on the corresponding Non-renewable Term Loan, and any accrued interest with respect to such Non-renewable Term Loans as of the Conversion Date shall be paid on the initial Interest Payment Date for the corresponding Renewable Term Loan. Upon the issuance of the Renewable Term Notes on the Conversion Date, each Bank shall endorse the Non-renewable Term Note held by it as "superseded and replaced" and deliver the same to the Company on the Conversion Date in exchange for such Bank's Renewable Term Note evidencing its Renewable Term Loan. Following the conversion of the Non-renewable Term Loans into Renewable Term Loans, no amount of the Non-renewable Term Loans shall be outstanding and no further Non-renewable Term Loans may be borrowed.

          3A.3 Procedure for Renewable Term Borrowing. The Company may borrow under the Renewable Term Commitments during the Renewable Term Commitment Period on any Working Day, provided that the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, three Working Days prior to the requested Borrowing
     Date) specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date and (iii) the respective lengths of the initial Interest Periods. Each borrowing under the Renewable Term Loan Commitments shall be in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Company, the Administrative Agent shall promptly notify each Bank thereof. Each Bank will make the amount of its Pro Rata Share of each such borrowing available to the Administrative Agent for the account of the Company at the office of the Administrative Agent specified in subsection 16.2 prior to 12:00 noon, New York City time, on the Borrowing Date requested by the Company in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Company by the Administrative Agent crediting the account of the Company on the books of such office by 2:30 P.M., New York City time, with the aggregate of the amounts made available to the Administrative Agent by the Banks and in like funds as received by the Administrative Agent.

          3A.4 Continuation Options. Any Renewable Term Loans that are Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no such Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Required Banks have determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, subsection 5.2 would be contravened or (iii) after the date that is one month prior to the Renewable Term Termination Date and provided, further, that
     (i) if the Company shall fail to give any required notice with respect to any Renewable Term Loan as described above in this paragraph, such Renewable Term Loans shall be automatically renewed as Eurodollar Loans with a one-month Interest Period or (ii) if such continuation is not permitted pursuant to the preceding proviso with respect to any Renewable Term Loans, such Renewable Term Loans shall be automatically converted to Reference Rate Loans on the last day of such then expiring Interest Period.

          3A.5 Commitment Fee. The Company agrees to pay to the Administrative Agent for the account of each Bank a commitment fee for the period from and including the first day of the Renewable Term Commitment Period to the Renewable Term Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Renewable Term Commitment of such Bank during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Renewable Term Termination Date or such earlier date as the Renewable Term Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the Conversion Date.

          3A.6 Reduction of Renewable Term Commitments. (a) The Company shall have the right, upon not less than one Business Day's notice to the Administrative Agent, to terminate the Renewable Term Commitments or, from time to time, to reduce the amount of the Renewable Term Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Renewable Term Loans made on the effective date thereof, the aggregate principal amount of the Renewable Term Loans then outstanding would exceed the Renewable Term Commitments then in effect. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple thereof and shall reduce permanently the Renewable Term Commitments then in effect.

          (b) The amount of any partial reduction of the Renewable Term Commitments made in accordance with subsection 3A.6(a) shall be applied to reduce the amount specified in the chart set forth in subsection 3A.1(c) for each installment as follows:

          (i)  for reductions occurring prior to January 1, 1996

                                          Percent of Amount
               Installment              of Reduction to Apply

               1-4                           12.5%
               5-12                          6.25%

          (ii) for reductions occurring on or after January 1, 1996 and prior to or on December 31, 1996

                                          Percent of Amount
               Installment              of Reduction to Apply

               1-4                           6.25%
               5-8                           12.5%
               9-12                          6.25%

          (iii) for reductions occurring on or after January 1, 1997, pro rata among each remaining installment based on the percentage each remaining installment represents of the remaining Renewable Term Commitments.

          3A.7 Optional and Mandatory Prepayments. (a) The Company may prepay the Renewable Term Loans, in whole or in part, without premium or penalty (except to the extent provided for in subsection 5.9), upon irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, Reference Rate Loans or a combination thereof, and, if a combination thereof, the amount allocable to each. In the case of a Reference Rate Loan, such irrevocable notice shall be at least one Business Day prior to the date of such prepayment. In the case of a Eurodollar Loan, such irrevocable notice shall be at least two Business Days prior to the date of such prepayment. Upon receipt of any such notice the Administrative Agent shall promptly notify each Bank thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein for the prepayment, plus accrued interest on the principal amount prepaid to the date of prepayment. Partial prepayments shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

          (b) If at any time the aggregate outstanding principal amount of the Renewable Term Loans exceeds the aggregate Renewable Term Commitments, the Company shall immediately prepay the Renewable Term Loans in an amount equal to such excess.

          4.  Amendments to Maximum Number of Tranches and
Limitations on Borrowings. The Existing MRA is hereby amended by deleting clause (b) of subsection 5.2 in its entirety and inserting, in lieu thereof, the following:

          (b) no more than (i) ten Tranches of Renewable Term Loans and (ii) five Tranches of Revolving Credit Loans may be outstanding at any one time; provided, however, that the total number of Tranches outstanding at any one time shall not exceed ten.

          5. Amendment to Restrictions on Optional Prepayments of Indebtedness. The Existing MRA is hereby amended by deleting subsection 12.8 in its entirety and inserting, in lieu thereof, the following:

          12.8 Optional Prepayments of Indebtedness. Make any optional payment or prepayment on, or redemption of, any Indebtedness, except:

               (a) payments to refund outstanding Indebtedness of the Company with replacement Indebtedness to the extent permitted under subsection 12.2(a)(iv) or (v);

               (b) prepayments of the Renewable Term Loans, the Revolving Credit Loans or the Reimbursement Obligations in accordance with the terms hereof; and

               (c) prepayments (through prepayments, open market or negotiated purchases, optional call provisions, or legal or in substance defeasance) of Company Indebtedness selected by the Company, in its sole discretion, for prepayment; provided, however, that:

                    (i) on or prior to any prepayment pursuant to
               this clause (c), the Renewable Term Commitments shall have been permanently reduced from the amount set forth on Schedule II-A and, to the extent that the Renewable Term Commitments shall have been permanently reduced to $0, the Revolving Credit Commitments shall have been reduced from the amount set forth on Schedule II, by an aggregate amount at least equal to fifty percent (50%) of the sum of (A) the aggregate principal amount of Indebtedness previously prepaid or redeemed in accordance with this clause (c) (irrespective of any subsequent reissuance or resale of such Indebtedness) and (B) the aggregate principal amount of Indebtedness then proposed to be prepaid or redeemed in accordance with this clause (c);

                    (ii) on the date of any prepayment of
               Indebtedness in accordance with this clause (c), the sum of the Company's and its Subsidiaries' cash, Cash Equivalents and the Available Renewable Term Commitment shall be at least $50,000,000 (determined on a pro forma basis after giving effect to the proposed prepayments and the reduction of the Renewable Term Commitments required by clause (i) of this proviso) and no Revolving Credit Loan shall be outstanding;

                    (iii) for purposes of this proviso,
               acquisitions of Investments in Utility Assets described in clause (f)(ii) of the definition of Permitted Investments shall be considered as prepayments of Indebtedness of the Company; and

                    (iv) no further prepayments may be made in
               accordance with this clause (c) after the date that both the Renewable Term Commitments and the Revolving Credit Commitments shall have been permanently reduced to zero or shall have been terminated.

          6.   Amendment to Remedies Provision.  The Existing MRA
is hereby amended by:

          (a) inserting "and Renewable Term Commitments" after the word "Commitments" and before the word "shall" in clause
     (A) of the portion of the paragraph which immediately follows subsection (m)(ii) in the first paragraph of Section
     14; and

          (b) by deleting the words ", whereupon the same shall immediately become due and payable" from clause (B)(ii) of the portion of the paragraph which immediately follows subsection (m)(ii) in the first paragraph of Section 14 and inserting in lieu thereof, the words "and the Renewable Term Commitment to be terminated forthwith, whereupon the same shall immediately become due and payable and the Renewable Term Commitments shall immediately terminate."

          7.   Amendment to Priorities Respecting Default Banks.
The Existing MRA is hereby amended by:

          (a) inserting "(1)" after the letter (b) and before the word "The" in the first line of Subsection 16.8(b); and

          (b) inserting the following paragraph after the last word of Subsection 16.8(b) of the Existing MRA:

               (b)(2) The right of any Defaulting Bank which shall have failed to make any Renewable Term Loan it is obligated to make pursuant to subsection 3A.1 (an "R/T Defaulting Bank") to receive payments of principal, interest (including, without limitation, Post-petition Interest), reimbursement obligations, fees and expenses under this Agreement and the Notes shall be subordinated to the prior payment in full of all amounts of principal, interest (including, without limitation, Post-petition Interest), reimbursement obligations, fees and expenses owing to all Banks other than the R/T Defaulting Banks until each Bank's outstandings under the Renewable Term Loans are once again pro rata.

          8.   Addition of Exhibit A-1 and Schedule II-A.
Exhibit A-1 and Schedule II-A of this Sixth Amendment are hereby attached to the Existing MRA as Exhibit A-1 and Schedule II-A, respectively.

          9. Representations and Warranties. To induce the Administrative Agent and the Banks to enter into or consent to this Amendment, the Company hereby represents and warrants to the Administrative Agent and the Banks that, as of the date hereof, the representations and warranties contained in the MRA (other than the representations and warranties contained in subsections
9.1 and 13.1 of the MRA) will be true and correct in all material respects and that no Default or Event of Default has occurred and is continuing.

          10. Effectiveness. This Amendment shall become effective upon the satisfaction, prior to or on March 17, 1995, of each of the following conditions precedent:

               (a) the Required Banks shall have consented to the amendments contemplated hereby;

               (b) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Company, Escavada, Gallo Wash and Valencia;

               (c)  the Administrative Agent shall have received
     $193,400 from the Company as a fee for this amendment becoming effective, (such amount to be distributed by the Administrative Agent to each Bank in an amount equal to such Bank's Pro Rata Share of $193,400);

               (d) the Company shall have made prepayments on the Term Loans in amounts such that, immediately following such prepayments, the aggregate principal amount of the Term
     Loans are $174,060,000.00; and

               (e) the Administrative Agent shall have received an opinion of Dennis R. Nelson, Esq., General Counsel to the Company, and Reid & Priest, counsel to the Company, in form and substance satisfactory to the Administrative Agent.

          Notwithstanding anything to the contrary set forth herein or in the Existing MRA, but subject to the subsection 5.9 of the Existing MRA, the Company may make the prepayment on the Term
Loans described in clause (d) above on a day which is other than the last day of an Interest Period.

          11. Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12. Limited Effect. Except as expressly amended as provided for herein, the Existing MRA shall continue to be and shall remain, in full force and effect in accordance with its terms. This Amendment shall be limited solely for the purposes and to the extent expressly set forth herein and nothing herein expressed or implied shall constitute an amendment, supplement, waiver or other modification to or of any other term, provision or condition of any Restructuring Document.

          13.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK.

          14. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                              TUCSON ELECTRIC POWER COMPANY


                              By:  Ira R. Adler
                                   ------------
                                 Name:   Ira R. Adler
                                 Title:  Senior Vice President


                              ESCAVADA COMPANY


                              By:  Ira R. Adler
                                   ------------
                                 Name:   Ira R. Adler
                                 Title:  Vice President & Treasurer


                              GALLO WASH DEVELOPMENT COMPANY


                              By:  Ira R. Adler
                                   ------------
                                 Name:   Ira R. Adler
                                 Title:  Vice President & Treasurer


                              VALENCIA ENERGY COMPANY


                              By:  Ira R. Adler
                                   ------------
                                 Name:   Ira R. Adler
                                 Title:  Vice President & Treasurer


                              BARCLAYS BANK PLC, NEW YORK
                                BRANCH, as Administrative Agent


                              By:  Ronald E. Spitzer
                                   -----------------
                                 Name:   Ronald E. Spitzer
                                 Title:  Vice President


  The following Banks hereby consent to and agree with the forgoing Amendment:

ABN AMRO BANK

By:  Matthew S. Thomson
     Name:  Matthew S. Thomson
     Title: Group Vice President

By: Patrick A. Russo
    Name:  Patrick A. Russo
    Title: Assistant Vice President


THE ASAHI BANK, LTD.
  (formerly the Kyowa Saitama Bank, Ltd.),
  Los Angeles Agency

By:  Jun Kosuge
     Name:  Jun Kosuge
     Title: Senior Deputy General Manager


THE ASAHI BANK, LTD.
  (formerly the Kyowa Saitama Bank, Ltd.),
  NEW YORK BRANCH

By:  Junichi Yamada
     Name:  Junichi Yamada
     Title: Senior Deputy General Manager


BANKERS TRUST

By:  Susan K. Forst
     Name:  Susan K. Forst
     Title: Vice President


BANK OF AMERICA NATIONAL TRUST &
  SAVINGS ASSOCIATION

By:  Clara Y. Strand
     Name:  Clara Y. Strand
     Title: Vice President



THE BANK OF CALIFORNIA, N. A.

By:
     Name:
     Title:


BANK OF IRELAND

By:  John T. Noonan
     Name:  John T. Noonan
     Title: Vice President


THE BANK OF NEW YORK

By:  Nathan S. Howard
     Name:  Nathan S. Howard
     Title: Vice President


THE BANK OF NOVA SCOTIA

By:  Bruce Matheson
     Name:  Bruce Matheson
     Title: Project Finance


THE BANK OF YOKOHAMA, LTD.,
  LOS ANGELES AGENCY

By:
     Name:
     Title:


THE BANK OF YOKOHAMA, LTD.,
  NEW YORK BRANCH

By:
     Name:
     Title:


BARCLAYS BANK PLC, NEW YORK BRANCH

By:  Ronald E. Spitzer
     Name:  Ronald E. Spitzer
     Title: Vice President


CANADIAN IMPERIAL BANK OF COMMERCE

By:  Robert S. Lyle
     Name:  Robert S. Lyle
     Title: Authorized Signatory


CHEMICAL BANK

By:  Charles O. Freedgood
     Name:  Charles O. Freedgood
     Title: Vice President


THE CHUO TRUST & BANKING COMPANY, LTD.

By:
     Name:
     Title:


CREDIT SUISSE

By:  Stephen M. Flynn
     Name:  Stephen M. Flynn
     Title: Member of Senior Management

By:  Maria N. Gaspara
     Name:  Maria N. Gaspara
     Title: Associate


DAI-ICHI KANGYO BANK, LTD.

By:  Dan J. Carter
     Name:  Dan J. Carter
     Title: Vice President


FIRST INTERSTATE BANK OF CALIFORNIA

By:  Barbara McCormick
     Name:  Barbara McCormick
     Title: Vice President


THE FUJI BANK, LTD.

By:  Yasuji Ikawa
     Name:  Yasuji Ikawa
     Title: Joint General Manager


THE HOKKAIDO TAKUSHOKU BANK, LTD.

By:  Hiroyuki Ikeda
     Name:  Hiroyuki Ikeda
     Title: Senior Deputy General Manager


THE INDUSTRIAL BANK OF JAPAN, LTD.

By:  H. W. Jack
     Name:  H. W. Jack
     Title: Senior Vice President & Manager


THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

By:
     Name:
     Title:


THE MITSUBISHI BANK, LTD.,
  NEW YORK BRANCH

By:  Hiroaki Fuchida
     Name:  Hiroaki Fuchida
     Title: Vice President, Manager


THE MITSUBISHI TRUST & BANKING
  CORPORATION, LOS ANGELES AGENCY

By:
     Name:
     Title:


THE MITSUI TRUST & BANKING CO., LTD.

By:
     Name:
     Title:


NATIONAL WESTMINSTER BANK PLC

By:  Daniel R. Dornblaser
     Name:  Daniel R. Dornblaser
     Title: Vice President


NATIONAL WESTMINSTER BANK USA

By:  W. Wakefield Smith
     Name:  W. Wakefield Smith
     Title: Vice President


NATIONSBANK OF NORTH CAROLINA, N. A.

By:  Judith A. Becker
     Name:  Judith A. Becker
     Title: Vice President


THE NIPPON CREDIT BANK, LTD.

By:  Bernardo E. Correa-Henschke
     Name:  Bernardo E. Correa-Henschke
     Title: Vice President & Manager


ROYAL BANK OF CANADA

By:  D. S. Bryson
     Name:  D. S. Bryson
     Title: Manager, Corporate Banking


THE SAKURA BANK, LTD.,
  LOS ANGELES AGENCY

By:  Ofusa Sato
     Name:  Ofusa Sato
     Title: Sr. Vice President & Asst. General Manager


THE SHIZUOKA BANK, LTD.
  LOS ANGELES BRANCH

By:  Yoshinori Katayama
     Name:  Yoshinori Katayama
     Title: General Manager


SOCIETE GENERALE

By:
     Name:
     Title:


THE SUMITOMO BANK, LTD.

By:  Tatsuo Ueda
     Name:  Tatsuo Ueda
     Title: General Manager


THE SUMITOMO TRUST & BANKING CO., LTD.,
  LOS ANGELES AGENCY

By:
     Name:
     Title:


SWISS BANK CORPORATION

By:  Marcia B. Burkey
     Name:  Marcia B. Burkey
     Title: Director, Merchant Banking

By:  Jamie Dillon
     Name:  Jamie Dillon
     Title: Director, Merchant Banking


THE TORONTO-DOMINION BANK

By:  F. B. Hawley
     Name:  F. B. Hawley
     Title: Manager Credit Administration


THE TOYO TRUST AND BANKING
  COMPANY, LTD.

By:
     Name:
     Title:


WELLS FARGO BANK, N. A.

By:  Brian McDonald
     Name:  Brian McDonald
     Title: Assistant Vice President


THE YASUDA TRUST & BANKING CO., LTD.,
  LOS ANGELES AGENCY

By:  Nobuo Nishino
     Name:  Nobuo Nishino
     Title: Joint General Manager



                                                     EXHIBIT A-1 to
                                                the Sixth Amendment
                              to the Master Restructuring Agreement


                  [FORM OF RENEWABLE TERM NOTE]


                                                 New York, New York
$ _______________                                ________ ___, 1994


     FOR VALUE RECEIVED, the undersigned, TUCSON ELECTRIC POWER
COMPANY, an Arizona corporation, hereby unconditionally promises to pay on the Renewable Term Termination Date to the order of __________ (the "Bank"), at the office of BARCLAYS BANK PLC, NEW YORK BRANCH located at 222 Broadway, 12th Floor, New York, New York, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _____________ DOLLARS ($____________) and (b) the aggregate unpaid principal amount of all Renewable Term Loans made by the Bank to the undersigned pursuant to subsection 3A.1 of the Master
Restructuring Agreement hereinafter referred to. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof on the dates and at the applicable rates per annum as provided in subsection 5.1 of such Master Restructuring Agreement until paid in full (both before and after judgment). Pursuant to subsection 3A.2 of such Master Restructuring Agreement, the holder of this Note is authorized to endorse the date, Type and amount of each Renewable Term Loan made by the Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed, provided that the failure of the Bank to make such endorsement
(or any error in such endorsement) shall not affect the obligation of the undersigned hereunder or under the Master
Restructuring Agreement.

     If any payment on this Note in connection with a Reference Rate Loan or a Eurodollar Loan bearing interest at the rate described in subsection 5.4(b) or 5.4(c) of the Master Restructuring Agreement becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on this
Note in connection with a Eurodollar Loan (other than a Eurodollar Loan bearing interest at the rate described in subsection 5.4(b) or 5.4(c) of the Master Restructuring Agreement) becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day (unless the result of such extension would be to carry the related Interest Period into another calendar month, in which event the maturity thereof shall occur on the immediately preceding Working Day), and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     This Note is one of the Renewable Term Notes referred to in the Master Restructuring Agreement dated as of June 30, 1992, as supplemented and amended, among the undersigned, the Bank, the other banks parties thereto and Barclays Bank PLC, New York Branch, as Administrative Agent and Collateral Agent, and is entitled to the benefits thereof and is subject to prepayment in whole or in part as provided therein. All capitalized terms used herein and not otherwise defined herein shall have their respective meanings as defined in such Master Restructuring Agreement.

     This Note is secured as provided in the Master Restructuring Agreement and the other Restructuring Documents. Reference is hereby made thereto for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interest was granted and the rights of the holder of this Note in respect thereof. Payment and performance of this
Note is guaranteed as set forth in the Guarantee.

     Upon the occurrence of any one or more of the Events of Default specified in such Master Restructuring Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     The undersigned expressly waives presentment, demand, protest and all other notices of any kind with respect to this Note.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER
SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAW OF THE STATE OF NEW YORK.

                                            TUCSON ELECTRIC POWER COMPANY


                                            By:
                                               -----------------
                                               Title:




                                                          Schedule A to
                                                          Renewable Term
                                                          Note

                           REFERENCE RATE LOANS
                         REPAYMENTS OF PRINCIPAL



           Amount of                   Amount of    Unpaid
           Reference    Reference      Reference    Principal
           Rate Loans   Rate           Rate Loans   Balance of
Notation   Made or      with Respect   Repaid or    Reference
Date       Converted    Thereto        Converted    Rate Loans   Made By
- --------   ----------   ------------   ----------   ----------   -------

- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------
- --------   ---------    ------------   ---------    ----------   -------




                                                          Schedule B to
                                                          Renewable Term
                                                          Note
                            EURODOLLAR LOANS
                         REPAYMENTS OF PRINCIPAL


                        Interest
           Amount of    Period and   Amount of    Unpaid
           Eurodollar   Eurodollar   Eurodollar   Principal
           Loans        Rate with    Loans        Balance of
Notation   Made or      Respect      Repaid or    Eurodollar
Date       Converted    Thereto      Converted    Loans        Made by
- --------   ----------   ----------   ----------   ----------   -------

- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------
- --------   ----------   ----------   ----------   ----------   -------





                                                    Schedule II-A
                                                    to the Sixth Amendment
                                                    to the Master
                                                    Restructuring Agreement


                              TUCSON ELECTRIC POWER COMPANY
                                        Schedule II-A
                                Master Restructuring Agreement
                                  Dated as of June 30, 1992

Institution                                                Renewable Term
- -----------                                                --------------
CHEMICAL BANK                             10.26%           $17,852,307.69
LTCB OF JAPAN                              8.07%           $14,043,975.30
THE TORONTO DOMINION BANK                  7.19%           $12,516,020.07
MITSUBISHI TRUST AND BANKING CORP., LA     6.24%           $10,866,110.00
BARCLAYS PLC, NY                           5.57%            $9,697,489.97
BANK OF NEW YORK                           4.93%            $8,575,317.19
NATIONAL WESTMINSTER BANK PLC              4.68%            $8,144,145.15
BANK OF AMERICA N.T. & S.A.                4.33%            $7,529,016.72
SWISS BANK CORP.                           3.34%            $5,821,404.68
CREDIT SUISSE                              3.34%            $5,821,404.68
NATIONSBANK OF NORTH CAROLINA, NA          3.07%            $5,336,287.63
YASUDA TRUST & BANKING CO.                 2.84%            $4,947,681.46
ABN/AMRO BANK N.V.                         2.79%            $4,851,170.57
WELLS FARGO BANK N.A.                      2.79%            $4,851,170.57
SAKURA BANK LTD., LA                       2.46%            $4,274,165.29
FUJI BANK LTD.                             2.45%            $4,268,059.87
SOCIETE GENERALE                           2.23%            $3,876,085.28
NIPPON CREDIT BANK LTD.                    2.07%            $3,600,649.11
ASAHI BANK, NY                             2.00%            $3,474,214.31
HOKKAIDO TAKUSHOKU BANK                    1.77%            $3,073,948.92
CANADIAN IMPERIAL BANK OF COMMERCE         1.67%            $2,910,702.34
ROYAL BANK OF CANADA                       1.67%            $2,910,702.34
ASAHI BANK, LA                             1.38%            $2,400,432.74
MITSUI TRUST & BANKING CO.                 1.38%            $2,400,432.74
INDUSTRIAL BANK OF JAPAN, LTD.             1.11%            $1,940,468.23
NATIONAL WESTMINSTER BANK USA              1.11%            $1,940,468.23
BANK OF YOKOHAMA LTD., NY                  1.11%            $1,940,468.23
TOYO TRUST & BANKING CO.                   1.08%            $1,873,732.54
DAI-ICHI KANYGO BANK LTD.                  1.00%            $1,737,107.16
BANK OF CALIFORNIA, NA                     0.85%            $1,474,755.85
SUMITOMO TRUST & BANKING CO.               0.69%            $1,200,216.37
BANK OF YOKOHAMA LTD., LA                  0.69%            $1,200,216.37
FIRST INTERSTATE BANK OF CALIFORNIA        0.67%            $1,161,370.23
BANKERS TRUST COMPANY                      0.61%            $1,067,257.53
CHUO TRUST & BANKING CO. LTD.              0.56%              $970,234.11
SUMITOMO BANK LTD.                         0.45%              $776,187.29
MITSUBISHI BANK LTD., NY                   0.45%              $776,187.29
BANK OF NOVA SCOTIA                        0.39%              $679,163.88
BANK OF IRELAND                            0.39%              $679,163.88
SHIZUOKA BANK LTD.                         0.34%              $600,108.19
                                         ------           ---------------
              TOTAL                      100.00%          $174,060,000.00
                                         ======           ===============